UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                      DECEMBER 22, 2004 (DECEMBER 17, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


           OKLAHOMA                        1-13726               73-1395733
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  (State or other jurisdiction     (Commission File No.)     (IRS Employer
        of incorporation)                                  Identification No.)


    6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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     (Address of principal executive offices)                      (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[_] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 17, 2004, Chesapeake Energy Corporation approved the January 1, 2005 roll-out of two nonqualified deferred compensation plans as defined by the Internal Revenue Service (the "IRS"). The plans were created in response to the American Jobs Creation Act of 2004 which set out new guidelines for such plans. The Company's existing deferred compensation plans will remain in place but will receive no further deferrals effective with the commencement of the new plans.

Employees who complete a timely election to defer compensation to the Chesapeake Energy Corporation Savings and Incentive Stock Bonus Plan (the "401(k) Plan"), have five years of service and who have annual base salary and bonus compensation of at least $95,000 during the prior twelve month period are eligible to participate in the new 401(k) Make-Up Plan. Such eligibility requirements include all executive officers of the Company. Eligible employees may defer up to 75% of their base salary and up to 100% of their performance bonus in the aggregate into the 401(k) Plan and the 401(k) Make-Up Plan.

Employees who have at least one year of service with the Company and who have annual base salary and bonus compensation of at least $95,000 during the prior twelve month period are eligible to participate in the new Deferred Compensation Plan. Such eligibility requirements include all executive officers of the Company. Eligible employees may defer up to 75% of their base salary and up to 100% of their performance bonus into the Deferred Compensation Plan. In addition, non-employee directors are eligible to defer up to 100 % of certain director compensation into the Deferred Compensation Plan. There is no requirement for a matching contribution by the Company into the Deferred Compensation Plan.

The new 401(k) Make-Up Plan allows a participating employee to defer additional compensation beyond the IRS imposed limit applicable to the Company's 401(k) Plan. The Company provides a matching contribution equal to 100%, up to 15% of the participating employee's compensation. The employer match is payable in shares of the Company's common stock.

The timing and method of election of deferrals and retirement distributions and provisions for unscheduled withdrawals under the new plans have been modified to comply with the recent legislation. The new nonqualified deferred compensation plans are unsecured and participants are general creditors of the company as to any deferred compensation in the plans.


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


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHESAPEAKE ENERGY CORPORATION


                                    By:     /s/ Aubrey K. McClendon
                                            -----------------------------------
                                                Aubrey K. McClendon
                                             Chairman of the Board and
                                              Chief Executive Officer

Date:         December 22, 2004

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